Sub-Item 77I:  Terms of New or Amended
Securities

77I(b) - Attached are the Institutional Share, R6
Share and T Share Exhibit to the Multiple Class
Plan of Federated High Income Bond Fund, Inc.
The information contained in the attached Exhibit serves as the description of the Institutional Shares, R6 Shares and T Shares as required by this item.

INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with
respect
to
money
market
funds,
sales
and
shareho
lder
servici
ng by
financi
al
interme
diaries;
and


(
i
i
)
with
respect
to
fluctuat
ing
NAV
funds,
sales
and
shareho
lder
servici
ng by
financi
al
interme
diaries
to the
followi
ng
categor
ies of
investo
rs
("Eligi
ble
Investo
rs");

*
An investor participating in a
wrap program or other fee-based
program sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform
sponsored by a financial
intermediary where Federated has
entered into an agreement with
the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing
plan for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares
directly from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the
terms of an agreement and plan
of reorganization which permits
the investor to acquire such
Shares; and
*
Without regard to the initial
investment minimum, in
connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client
of an investment advisory
subsidiary of Federated or (2) is a
shareholder or interest holder of a
pooled investment vehicle or
product that becomes advised or
subadvised by a Federated
investment advisory subsidiary as
a result of such an acquisition
other than as a result of a fund
reorganization transaction
pursuant to an agreement and
plan of reorganization.



The principal underwriter and financial
intermediaries may receive payments for
distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth
Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into
any other Share
Class of the same
Fund, provided
that the
shareholder
meets the
eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other
Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth
Shares held in retirement plans established under
Section 401(a) or 401(k) of the Internal Revenue
Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or Wealth
Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii)
Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer
Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple
Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustabl
e Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Emerging
Markets
Equity
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
InterConti
nental
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internation
al
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Risk Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Volatility
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governm
ent
Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High
Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermedia
te
Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
DollarBear
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real
Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-
Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index
Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institutio
nal Trust:



Federated
Governme
nt
Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermedia
te Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internatio
nal Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investmen
t Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Large Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Small Cap
Core Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Small Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Large
Cap
Value
Fund
(formerly
Federated
MDT
Stock
Trust)
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedi
ate
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governm
ent Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governm
ent
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governm
ent
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investmen
t Series,
Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internation
al Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internation
al Small-
Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedi
ate
Municipal
Trust:



Federated
Intermedia
te
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligatio
ns Trust:



Federated
Governme
nt
Obligation
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governme
nt
Obligation
s Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institution
al Prime
60 Day
Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institution
al Prime
Obligation
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institution
al Tax-
Free Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligation
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligation
s
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this
Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below.
The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligation
s Trust:



Federated
California
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Florida
Municipal
Cash
Trust
0
..
2
5
%
0
..
2
5
%
N
o
n
e
Federated
Michigan
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Minnesota
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligation
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New
Jersey
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Ohio
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylva
nia
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime
Cash
Obligation
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligation
s Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Virginia
Municipal
Cash
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e



CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 1/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(
i
)
sales and shareholder servicing by
financial intermediaries to the
following categories of investors
("Eligible Investors"):

*
An investor participating in a
wrap program or other fee-based
program sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform
sponsored by a financial
intermediary where Federated has
entered into an agreement with
the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing
plan for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
An investor, other than a natural
person, purchasing Shares
directly from the Fund;
*
A Federated Fund;
*
An investor (including a natural
person) who acquired R6 Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares;
and
*
In connection with an acquisition
of an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client
of an investment advisory
subsidiary of Federated or (2) is a
shareholder or interest holder of a
pooled investment vehicle or
product that becomes advised or
subadvised by a Federated
investment advisory subsidiary as
a result of such an acquisition
other than as a result of a fund
reorganization transaction
pursuant to an agreement and
plan of reorganization.

In connection with this arrangement, Class R6
Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated R6 Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
None
R
e
d
e
m
p
t
i
o
n

F
e
e
None
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class R6 Shares.

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares
may be converted into
any other Share Class
of the same Fund,
provided that the
shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class R6 Shares may be
exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer
Class R6 Shares on the terms set forth in the Class
R6 Shares Exhibit to the Multiple Class Plan.

Multiple Class Company
  Series

Federated Equity Funds
  Federated Clover Small
Value Fund
  Federated Global Strategic
Value Dividend Fund
  Federated InterContinental
Fund
  Federated International
Strategic Value Dividend
Fund
  Federated Kaufmann
Large Cap Fund
  Federated MDT Mid Cap
Growth Fund
  Federated Strategic Value
Dividend Fund

Federated Fixed Income
Securities, Inc.
  Federated Strategic
Income Fund

Federated Global
Allocation Fund

Federated High Income
Bond Fund

Federated High Yield
Trust
Federated High Yield Trust

Federated Income
Securities Trust
Federated Floating Rate
Strategic Income Fund
Federated Short-Term
Income Fund

Federated Index Trust
Federated Mid-Cap Index
Fund

Federated Institutional
Trust
Federated Government
Ultrashort Duration Fund
Federated Institutional High
Yield Bond Fund
Federated Short-
Intermediate Total Return
Bond Fund


Federated Investment
Series Funds,  Inc.
Federated Bond Fund

Federated MDT Series
Federated MDT Small Cap
Core Fund
Federated MDT Small Cap
Growth Fund
Federated MDT All Cap
Core Fund
Federated MDT Balanced
Fund

Federated MDT Large
Cap Value Fund

Federated Total Return
Government Bond Fund

Federated Total Return
Series, Inc.
  Federated Total Return
Bond Fund

Federated World
Investment Series, Inc.

  Federated International
Leaders Fund



CLASS T SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 3/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class T Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of the applicable sales load ("dealer reallowance") and a shareholder service fee. In connection with this basic arrangement, Class T Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class T Shares
S
a
l
e
s

L
o
a
d
Up to 2.50% of the public
offering price
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value
1
2
b
-
1

F
e
e
None
R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred
by the Fund with respect to
holders of Class T Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class T Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may be
converted into any other
Share Class of the same
Fund, provided that the
shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought, as
applicable, and that no
CDSC on the original
shares purchased is owed.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
None

3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class T Shares of Funds so designated on the Schedule to this Exhibit is as follows:

T
r
a
n
s
a
c
t
i
o
n

A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
2
..
5
0
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
0
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
1
..
5
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
1
..
0
0
%

4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class T Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class T Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class T Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class T Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS T SHARES

The Funds set forth on this Schedule each offer Class T Shares on the terms set forth in the Class T Shares Exhibit to the Multiple Class Plan, in each case as indicated below. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
R
e
d
e
m
p
t
i
o
n

F
e
e


Fe
de
rat
ed
Eq
uit
y
Fu
nd
s

Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Va
lue
Fu
nd
N
o
n
e
Fe
der
ate
d
Int
er
Co
nti
ne
nta
l
Fu
nd
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Fu
nd
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Lar
ge
Ca
p
Fu
nd
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Sm
all
Ca
p
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Be
ar
Fu
nd
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
N
o
n
e


Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
N
o
n
e


Fe
de
rat
ed
Fix
ed
Inc
om
e
Se
cu
riti
es,
Inc
..

Fe
der
ate
d
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e


Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e


Fe
de
rat
ed
Go
ver
nm
ent
Inc
om
e
Se
cu
riti
es,
Inc
..
N
o
n
e


Fe
de
rat
ed
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e


Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust

Fe
der
ate
d
Hi
gh
Yi
eld
Tr
ust
2
..
0
0
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e


Fe
de
rat
ed
Inc
om
e
Se
cu
riti
es
Tr
ust

Fe
der
ate
d
Ca
pit
al
Inc
om
e
Fu
nd
N
o
n
e
Fe
der
ate
d
Fu
nd
for
U.
S.
Go
ver
nm
ent
Se
cur
itie
s
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
N
o
n
e


Fe
de
rat
ed
In
ves
tm
ent
Se
rie
s
Fu
nd
s,
Inc
..

Fe
der
ate
d
Bo
nd
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
DT
Se
rie
s

Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
DT
La
rge
Ca
p
Va
lue
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
uni
cip
al
Se
cu
riti
es
Inc
om
e
Tr
ust

Fe
der
ate
d
Mu
nic
ipa
l
Hi
gh
Yi
eld
Ad
va
nta
ge
Fu
nd
N
o
n
e
Fe
der
ate
d
Pe
nns
ylv
ani
a
Mu
nic
ipa
l
Inc
om
e
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
uni
cip
al
Se
cu
riti
es
Fu
nd,
Inc
..
N
o
n
e


Fe
de
rat
ed
To
tal
Re
tur
n
Se
rie
s,
Inc
..

Fe
der
ate
d
Tot
al
Ret
urn
Bo
nd
Fu
nd
N
o
n
e


Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..

Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
2
..
0
0
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e